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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):   April 3, 2000



                           BELL ATLANTIC CORPORATION
            (Exact name of registrant as specified in its charter)


Delaware                                                 1-8606                            23-2259884
(State or other jurisdiction of incorporation)    (Commission File Number)     (I.R.S. Employer Identification No.)


1095 Avenue of the Americas
New York, New York                                                      10036
(Address of principal executive offices)                              (Zip Code)


     Registrant's telephone number, including area code:    (212) 395-2121


                                Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------


Attached as an exhibit is a press release issued on April 3, 2000, announcing that, upon FCC approval of their merger, Bell Atlantic Corporation and GTE Corporation have selected Verizon as the new name of the combined company.

Also attached as an exhibit is a press release issued on April 4, 2000, announcing the launch of Verizon Wireless, a new nationwide wireless company combining Bell Atlantic Corporation's and Vodafone Airtouch plc's U.S. cellular, paging and PCS businesses.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits.

99.1 Press Release, dated April 3, 2000, issued by Bell Atlantic Corporation and GTE Corporation.

99.2 Press Release, dated April 4, 2000, issued by Bell Atlantic Corporation and Vodafone Airtouch plc.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BELL ATLANTIC CORPORATION


                            By: /s/Doreen A. Toben
                               -------------------------------------
                               Doreen A. Toben
                               Vice President - Controller



Date:  April 5, 2000
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                                 EXHIBIT INDEX



Exhibit
Number    Description
------    -----------

99.1 Press Release, dated April 3, 2000, issued by Bell Atlantic Corporation and GTE Corporation.

99.2 Press Release, dated April 4, 2000, issued by Bell Atlantic Corporation and Vodafone Airtouch plc.